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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) 24 April 2003


                        Air Products and Chemicals, Inc.
               (Exact name of registrant as specified in charter)


         Delaware                       1-4534                   23-1274455
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(State of other jurisdiction   (Commission file number)     (IRS Identification
    of incorporation)                                             number)


7201 Hamilton Boulevard, Allentown, Pennsylvania                  18195-1501
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911 not applicable
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          (Former Name or Former Address, if changed Since Last Report
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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1 Press Release issued by the registrant on April 24, 2003, with respect to financial results for the second quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure

The information furnished under this Item 9 is intended to be furnished under
Item 12, Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216.

On April 24, 2003, the company issued a press release announcing its earnings for the second quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Air Products and Chemicals, Inc.
                                      --------------------------------
                                      (Registrant)



Dated: 24 April 2003             By:             /s/ John R. Owings
                                      ------------------------------------------
                                                   John R. Owings
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

99.1 Press release issued by Air Products and Chemicals, Inc. on April 24, 2003, announcing results for the second quarter of fiscal year 2003.


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